EXHIBIT 10.5.2

C&F FINANCIAL CORPORATION
NON-QUALIFIED DEFERRED COMPENSATION PLAN FOR DIRECTORS
(As Restated Effective January 1, 2017)

AMENDMENT

C&F Financial Corporation (the “Plan Sponsor”) has adopted the Virginia Bankers Association Model Non-Qualified Deferred Compensation Plan for Directors (the “Plan”). Pursuant to paragraph 12.1 of the Plan, the Plan Sponsor hereby adopts the following administrative and compliance amendment to the Plan:

1.Effective November 1, 2018, subparagraph 7.4(b)(i) of the Plan is amended to read as follows:

“(i)The quotient obtained by dividing (A) the amount of such Participant’s vested Deferral Account held in the applicable subdivision, determined as though a lump-sum payment were being made as of the last Valuation Date preceding the date of payment of such installment, by (B) the number of installment payments then remaining to be made; or”

IN WITNESS WHEREOF, this amendment is hereby adopted on this 22 day of January, 2019.

Jason E. Long
C&F Financial Corporation

ByJason E. Long
Its SVP & CFO